UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2008

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Applied Plaza, Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 426-4000.

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 5, 2008, Applied Industrial Technologies, Inc (“Applied”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”), on which Applied reported, under Item 2.01, its acquisition of certain of the assets of Fluid Power Resource, LLC, including the following fluid power distribution businesses: Bay Advanced Technologies, LLC; Carolina Fluid Components, LLC; DTS Fluid Power, LLC; FluidTech, LLC; Hughes HiTech, LLC; Hydro Air, LLC; H.E.B., LLC and Mach V, Inc. (the “Acquisition”). Applied hereby amends the Initial Report in order to provide the financial information required by Items 9.01(a) and (b) of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

The following audited financial statements of the Acquired Entities of Fluid Power Resource, LLC are filed as a part of this amended Current Report and are attached as Exhibit 99.1:

•	Report of Independent Auditors;

•	Consolidated Balance Sheet as of December 31, 2007;

•	Consolidated Statement of Income and Comprehensive Income for the year ended December 31, 2007;

•	Consolidated Statement of Members’ Equity for the year ended December 31, 2007;

•	Consolidated Statement of Cash Flows for the year ended December 31, 2007;

•	Notes to the Consolidated Financial Statements.

The following unaudited interim financial statements of the Acquired Entities of Fluid Power Resource, LLC are filed as a part of this amended Current Report and are attached as Exhibit 99.2:

•	Unaudited Consolidated Balance Sheet as of June 30, 2008;

•	Unaudited Consolidated Statements of Income and Comprehensive Income for the six months ended June 30, 2008 and 2007;

•	Unaudited Consolidated Statements of Members’ Equity for the six months ended June 30, 2008 and 2007;

•	Unaudited Consolidated Statements of Cash Flows for the six months ended June 30, 2008 and 2007;

•	Notes to the Unaudited Consolidated Financial Statements.

(b)	Unaudited Pro Forma Financial Information.

The following unaudited pro forma financial information of Applied, giving effect to the Acquisition for the twelve months ended June 30, 2008 is filed as a part of this amended Current Report and is attached as Exhibit 99.3:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2008;

•	Unaudited Pro Forma Condensed Combined Statement of Income for the year ended June 30, 2008;

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits.

Number	Exhibits
Exhibit 23.1	Consent of Ernst & Young LLP
Exhibit 99.1	Audited Financial Statements listed in Item 9.01(a)
Exhibit 99.2	Unaudited Interim Financial Statements listed in Item 9.01(a)
Exhibit 99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Mark O. Eisele
Mark O. Eisele
Vice President-Chief Financial Officer & Treasurer

Date: November 5, 2008

EXHIBIT INDEX

Exhibit
No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Audited Financial Statements listed in Item 9.01 (a)
99.2	Unaudited Interim Financial Statements listed in Item 9.01 (a)
99.3	Unaudited Pro Forma Financial Information listed in Item 9.01 (b)